===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          SIGHT RESOURCE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          SIGHT RESOURCE CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       [Logo Sight Resource Corporation]

                          Sight Resource Corporation
                              100 Jeffrey Avenue
                              Holliston, MA 01746

                                                                 April 17, 2000

Dear Stockholder,

  You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Sight Resource Corporation (the "Company") to be held at 8:30 a.m. on Thursday, May 25, 2000 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 38th floor, One Financial Center, Boston, Massachusetts 02111.

  At the Annual Meeting, the Company will ask the Stockholders to elect two members to the Board of Directors. The Company will also seek Stockholder approval of an amendment to the Company's 1992 Employee, Director and Consultant Stock Option Plan to increase the maximum number of shares of Common Stock for which stock options may be granted to any Participant in any consecutive three year period. In addition, the Company will ask the Stockholders to ratify the selection of KPMG, LLP as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

  We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                          /s/ WILLIAM T. SULLIVAN

                                          WILLIAM T. SULLIVAN
                                          President and Chief Executive
                                          Officer

                            YOUR VOTE IS IMPORTANT.

                      PLEASE RETURN YOUR PROXY PROMPTLY.

                       [Logo Sight Resource Corporation]

                          Sight Resource Corporation
                              100 Jeffrey Avenue
                              Holliston, MA 01746

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be Held May 25, 2000

                               ----------------

To the Stockholders of Sight Resource Corporation:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sight Resource Corporation, a Delaware corporation (the "Company"), will be held at 8:30 a.m. on Thursday, May 25, 2000 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, 38th floor, Boston, Massachusetts 02111 for the following purposes:

    1. To elect two members to the Board of Directors to serve until the Annual Meeting of Stockholders in the year 2003 and until their successors are duly elected and qualified.

    2. To consider and act upon a proposal to amend the Company's 1992 Employee, Director and Consultant Stock Option Plan to increase the maximum number of shares for which stock options may be granted to any Participant in any consecutive three year period.

    3. To consider and act upon a proposal to ratify the appointment of KPMG, LLP as the Company's independent public accountants for the fiscal year ending December 30, 2000.

    4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

  The Board of Directors has fixed the close of business on March 31, 2000, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

  All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          By Order of the Board of Directors,

                                          /s/ WILLIAM T. SULLIVAN

                                          WILLIAM T. SULLIVAN
                                          President and Chief Executive
                                          Officer

April 17, 2000

                       [logo Sight Resource Corporation]

                          Sight Resource Corporation
                              100 Jeffrey Avenue
                              Holliston, MA 01746

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Sight Resource Corporation (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 8:30 a.m. on Thursday, May 25, 2000, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 38th floor, One Financial Center, Boston, Massachusetts 02111 and any adjournments thereof (the "Meeting").

  Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two nominees for director named herein, FOR the proposal to amend the Company's 1992 Employee, Director and Consultant Stock Option Plan and FOR the ratification of the appointment of KPMG, LLP as the Company's independent public accountants for the fiscal year ending December 30, 2000. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting.

  The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to approve each proposal, other than the election of directors which requires a plurality of the shares voted affirmatively or negatively at the Meeting. With respect to the tabulation of votes on any matter, abstentions are treated as present or represented and entitled to vote at the Meeting, while broker non-votes are treated as not being present or represented and entitled to vote at the Meeting.

  The close of business on March 31, 2000 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on March 31, 2000, the Company had 9,256,552 shares of Common Stock and 1,452,119 shares of Series B Convertible Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Holders of Common Stock and Preferred Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

  The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

  This Proxy Statement and the accompanying proxy are being mailed on or about April 17, 2000 to all Stockholders entitled to notice of and to vote at the Meeting.

  The Annual Report to Stockholders for the fiscal year ended December 25, 1999 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

  The following table sets forth certain information regarding the beneficial ownership of (i) shares of the Company's Common Stock and (ii) shares of the Company's Preferred Stock and Common Stock, in each case as of March 31, 2000 by each Stockholder known by the Company to own beneficially 5% or more of its outstanding shares of Common Stock, each current director of the Company, each nominee for the Board of Directors who is not currently serving on the Board, each named executive officer (as defined below) of the Company, and all directors and executive officers of the Company as a group:

                                     Common Stock           Preferred Stock
                                  Shares Beneficially     Shares Beneficially
                                       Owned(1)                Owned(1)
                                  ----------------------- -----------------------
Name and Address** of Beneficial
Owner                               Number     Percent      Number     Percent
--------------------------------  ------------ ---------- ------------ ----------
Carlyle Venture Partners,            1,742,543     15.8%     1,452,119      100%
   L.P.(2).......................
   1001 Pennsylvania Avenue, N.W.
   Suite 220 South
   Washington, D.C. 20004
William G. McLendon(3)...........      390,895      4.2%           -0-      --
Stephen M. Blinn(4)..............      369,500      4.0%           -0-      --
William T. Sullivan(5)...........      451,323      4.7%           -0-      --
Craig H. Risk(6).................       75,000        *            -0-      --
Russell E. Taskey(7).............       44,734        *            -0-      --
Gary Jacobson, M.D.(8)...........       34,834        *            -0-      --
Richard G. Darman(2)(11).........        5,000      --             -0-      --
J. Mitchell Reese(2).............        5,000      --             -0-      --
James W. Norton(9)...............       38,833        *            -0-      --
Christian E. Callsen.............        7,000        *            -0-      --
George B. Clairmont(10)..........      125,500      1.4%           -0-      --
Ryan M. Schwarz(2)(11)...........          -0-      --             -0-      --
All Directors and executive
 officers as a group (12
 persons)(12)....................    1,547,619     15.7%           -0-      --

--------
  *  Represents beneficial ownership of less than 1% of the Company's Common
     Stock.
 ** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

 (1) The number of shares of Common Stock issued and outstanding on March 31, 2000 was 9,256,552 and the number of shares of Preferred Stock issued and outstanding on March 31, 2000 was 1,452,119. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock and Preferred Stock issued and outstanding at March 31, 2000 plus shares of Common Stock subject to options held by such person at March 31, 2000 and exercisable within 60 days thereafter and shares underlying redeemable common stock purchase warrants (the "Warrants"), warrants issued to investors (the "Investor Warrants") and shares of Preferred Stock held by such person. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.
 (2) Includes 1,229,472 shares of Common Stock issuable upon conversion of 1,024,560 shares of Preferred Stock and upon exercise of 204,912 Investor Warrants issued to Carlyle Venture Partners, L.P. ("CVP"), whose general partner is TCG Ventures, Ltd. ("Ventures Ltd."). The sole shareholder of Ventures Ltd. is TCG Ventures, L.L.C. ("Ventures LLC"). Mr. Richard G. Darman and Mr. J. Mitchell Reese are Managing Directors of Ventures LLC. Mr. Ryan M. Schwarz is a Vice President of CVP. Mr. Darman, Mr. Reese and Mr. Schwarz may be deemed to share beneficial ownership of shares owned by CVP, but each of them disclaims any such beneficial ownership. Also includes an aggregate of 513,071 shares of Common Stock issuable upon conversion of 427,559 shares of Preferred Stock and upon exercise of 85,512 Investor Warrants held by affiliates of CVP: C/S Venture Investors, L.P. ("C/S"), whose general partner is Ventures Ltd.; Carlyle U.S. Venture Partners, L.P. ("CUS") and Carlyle Venture Coinvestment, L.L.C. ("CVC"), whose general partner and managing member, respectively, is Ventures LLC. Mr. Darman, Mr. Reese and Mr. Schwarz may be deemed to share beneficial ownership of shares owned by C/S, CUS and CVC, but each of them disclaims any such beneficial ownership.
 (3) Includes 60,000 shares issuable upon exercise of stock options within 60 days after March 31, 2000. Also includes, 23,000 shares of common stock held by a member of Mr. McLendon's immediate family of which Mr. McLendon disclaims beneficial ownership.
 (4) Includes 71,668 shares issuable upon exercise of stock options within 60 days after March 31, 2000, and 52,192 shares gifted to Mr. Blinn's immediate family, of which Mr. Blinn disclaims beneficial ownership.
 (5) Includes 208,000 shares issuable upon exercise of stock options within 60 days after March 31, 2000.
 (6) Includes 71,666 shares issuable upon exercise of stock options within 60 days after March 31, 2000.
 (7) Includes 25,834 shares issuable upon exercise of stock options within 60 days after March 31, 2000.
 (8)  The 2,000 shares of common stock are held by Dr. Jacobson's wife.
 (9) Includes 38,333 shares issuable upon exercise of stock options within 60 days after March 31, 2000.
(10) Includes 70,500 shares held for the account of Clairvest Corporation of which Mr. Clairmont is a principal. As a result of Mr. Clairmont's relationship with Clairvest Corporation he may be deemed to be a beneficial owner of such shares; however, Mr. Clairmont disclaims beneficial ownership of such shares.
(11) Mr. Schwarz has been nominated to fill a vacancy created by the pending expiration of Mr. Darman's term as a Class A director, effective on May 25, 2000.
(12) Includes 575,501 shares issuable upon exercise of stock options within 60 days after March 31, 2000.

                                  MANAGEMENT

Directors

  The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors, with each class to be as nearly equal in number as is reasonably possible. The Company has designated three Class A directors (Mr. Blinn, Mr. Darman and Mr. Clairmont,), three Class B directors (Dr. Jacobson, Mr. Sullivan and Mr. Taskey) and three Class C directors (Mr. McLendon, Mr. Reese and Mr. Callsen). The Class A directors constitute a class with a term which expires at the upcoming meeting. Class B and Class C directors will serve until the annual meetings of stockholders to be held in 2001 and 2002, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

  The names of the Company's current directors and certain information about them are set forth below:

     Name                   Age Position with the Company
     ----                   --- -------------------------
     William G. McLendon... 48  Chairman of the Board of Directors
     William T. Sullivan... 56  President, Chief Executive Officer and Director
     Stephen M. Blinn...... 52  Director
     Christian E. Callsen.. 62  Director
     George B. Clairmont*.. 51  Director
     Richard G. Darman*.... 56  Director
     Gary Jacobson, M.D**.. 62  Director
     J. Mitchell Reese**... 40  Director
     Russell E. Taskey..... 66  Director

--------
* Each of Mr. Clairmont and Mr. Darman, whose terms as Class A directors expire on May 25, 2000, will not be standing for re-election to the Board of Directors. The Company has nominated Mr. Schwarz to fill the vacancy created by the expiration of Mr. Darman's term. Information on Mr. Schwarz is provided below.
** Dr. Jacobson has resigned his position as a Class B director and Mr. Reese has resigned his position as a Class C director, both effective May 25, 2000.

  William G. McLendon has been a Director of the Company since its inception in 1992 and served as President from 1992 to January 1998 and Chief Executive Officer from April 1994 to January 1998. Mr. McLendon served as Vice President and Chief Financial Officer of IBIS Technology Corporation, a manufacturer of silicon-based materials for semiconductors, from 1990 to 1993. Prior thereto, Mr. McLendon was the Vice President, Chief Financial Officer and Treasurer of Summit Technology, Inc. from 1986 to 1990, and was Vice President and Chief Financial Officer of Zymet, Inc. from 1983 to 1985. Mr. McLendon is a Director of Epion Corporation, a company which develops advanced materials and new technology for semiconductors and other applications.

  William T. Sullivan has been President, Chief Executive Officer and a Director of the Company since January of 1998. Mr. Sullivan served as President and Chief Operating Officer of BEC Group, a company whose business includes marketing and distributing premium sunglasses, from 1994 to 1997. Mr. Sullivan served as President of the Consumer Optical Group at Optical Radiation Corporation from 1987 to the time it was acquired by BEC Group in 1994. Prior thereto, Mr. Sullivan served for eleven years in senior management positions for Pearle Vision Center, including four years as President. Mr. Sullivan is a past Director of Lumen Technologies.

  Stephen M. Blinn has been a Director of the Company since May of 1993. Mr. Blinn has served as President of ExoGenesis, a startup biomedical company whose business includes changing the surfaces of implantable medical devices. Mr. Blinn has served as President and Chief Executive Officer of Silver Platter Education, Inc., a company providing continuing education programs for medical providers, since January 1999. Mr. Blinn served as an Executive Vice President and Chief Operating Officer from May 1993 to January 1998, and as President of the Company's SightCare operations from January 1998 to August 1998. Mr. Blinn served as Executive Vice President, Strategic Marketing Development of Summit Technology, Inc. from 1991 to May 1993. Mr. Blinn first joined Summit in 1987 and served as Vice President, Sales and Marketing. Prior thereto he was the co-founder and President of Source Research, Inc., a distribution company for medical lasers and cardiac pacemakers from 1985 to 1987.

  Christian E. Callsen has been a Director of the Company since May of 1999. Mr. Callsen has served as Chairman of Polymer Concepts, Incorporated, formerly known as Allen Medical Systems, a private Cleveland-based medical devices manufacturer, since 1995 and as President and Chief Executive Officer from 1996 to 1998. Prior thereto he served in the following positions at various times throughout his professional career: President and Chief Operating Officer of Applied Medical Technology, Inc.; President, Chief Operating Officer and Director of Professional Veterinary Hospitals of America, Inc.; President and Chief Operating Officer of HLS Management Company; and Chairman and Chief Executive Officer of the Optical Group of Cole National Corporation.

  Russell E. Taskey has been a Director of the Company since November, 1992. Mr. Taskey is currently President of R. E. Taskey, Associates a human resource consulting firm. Mr. Taskey served as Vice President of Human Resources at The Analytic Sciences Corporation ("TASC") from 1973 to 1994. Mr. Taskey was the founding President and is presently a Director of the North East Human Resource Association, a 2,000 person human resource professional association. He also serves on the advisory board of Active Control Experts and the advisory board of Epion Corporation.

  Ryan M. Schwarz has been nominated to fill the position on the Board of Directors made available by the resignation of Mr. Darman, effective May 25, 2000. Mr. Schwarz is a Vice President of the Carlyle Venture Partners, L.P. ("CVP"). Prior to joining CVP in 1997, Mr. Schwarz was a Vice President in Robertson Stephens & Company's health care services investment banking group. Prior to joining Robertson Stephens & Company, Mr. Schwarz was with the Mergers and Acquisitions department of Morgan Stanley & Co. Mr. Schwarz serves on the Boards of Directors of Heritage Health Systems and Primary Health.

Committees of The Board of Directors and Meetings

  Meeting Attendance. During the fiscal year ended December 25, 1999 there were nine meetings of the Board of Directors, and the various committees of the Board of Directors met a total of two times. With the exception of Mr. Reese, who attended 55% of the meetings, no director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 1999. In addition, from time to time, the members of the Board of Directors and its committees acted by unanimous written consent pursuant to Delaware law.

  Audit Committee. The Audit Committee has three members, Messrs. Clairmont, Jacobson, and Taskey. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Audit Committee met once during the year ended December 25, 1999.

  Compensation Committee. The Compensation Committee, which met once during fiscal 1999, has three members, Messrs. Darman, Callsen and Taskey. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Stock Option Plan").

  The Audit Committee and Compensation Committee are the only standing Committees of the Board of Directors. The Company does not have a standing Nominating Committee.

Compensation of Directors

  The Company has implemented a stock option program under its Stock Option Plan for non-employee directors.

  The Stock Option Plan provides for a grant to each non-employee director immediately following each annual meeting of shareholders of a non-qualified option to purchase 5,000 shares of Common Stock, provided that on such date such director has been in the continued and uninterrupted services of the Company as a director for a period of at least one year. Each such option has an exercise price equal to the fair market value of the Common Stock on the date of grant and vests in equal annual installments over two years. The Company currently has no other compensation arrangements for members of the Board of Directors but may elect in the future to compensate Board members for attendance at regular meetings of the Board of Directors and for meetings of the committees of the Board.

Executive Officers

  The names of, and certain information regarding, executive officers of the Company as of April 17, 2000 who are not also directors, are set forth below.

   Name              Age Position with the Company
   ----              --- -------------------------
   James W. Norton.   49 Executive Vice President of Finance and Administration,
                         Chief Financial Officer and Treasurer

  James W. Norton, has been Executive Vice President of Finance and Administration, Chief Financial Officer and Treasurer of the Company since August 1998. Mr. Norton served as Vice President of Finance for the International Division of Dunkin Donuts/Baskin Robbins, a Massachusetts-based subsidiary of Allied Domecq, a British food and service company, from 1982 to 1998. Prior thereto, Mr. Norton served as Marketing Controller of Unitrode Corporation, a Massachusetts based manufacturer of electrical components.

                       REPORT OF COMPENSATION COMMITTEE

  The Compensation Committee (the "Committee") consists of the following non-employee members of the Board of Directors: Richard Darman, Christian Callsen and Russell Taskey. The Committee determines and maintains the Company's executive compensation policies and objectives and administers the Company's Stock Option Plan.

  The objectives of the Committee are to attract and retain highly talented and productive executives, to provide incentives for superior performance and to align the interests of executive officers, officers and certain senior management (all three groups collectively, the "Senior Managers") with the interests of the Company's stockholders.

  The Company's executive compensation program combines cash compensation with long-term incentive compensation, consisting principally of stock option grants, to attract, motivate and maintain its Senior Managers. In addition, Senior Managers are included in the Company's benefit plan which includes health, dental, life and disability insurance and which is offered to all employees of the Company.

  Cash compensation consists of base salary and annual bonus programs. When setting base salary levels, including the base salary level for the Chief Executive Officer, the Committee considers the individual's salary history, experience, performance and contribution to the management team. The Committee also considers salaries of executives in other companies of similar size and industry, as well as the competitive market conditions, for the purpose of determining base salary necessary to recruit and retain highly talented and productive executives. The Committee generally intends to target base salary levels of the Company's executive officers, including the Company's Chief Executive Officer, to the mid-range of such comparable companies. Also considered are the performance of the Company, the performance of the specific area of the Company's business for which the Senior Manager has direct responsibility and progress towards implementing the Company's business plan.

  Cash bonuses are awarded to Senior Managers principally as a mechanism to recognize and reward individual and/or Company achievements. Cash bonuses are awarded based upon the Senior Manager's progress towards meeting specific goals established in writing at the time that final budgets for the fiscal year are approved, including the performance of the specific area of the Company's business for which the Senior Manager has direct responsibility and progress towards implementing and achieving the Company's business plan and profit goals. The amount of such bonuses will vary depending upon the above mentioned factors and in determining such amounts the Committee will consider a bonus range based on minimum and maximum percentages of the Senior Manager's base salary.

  The Committee believes that stock option grants: (1) align Senior Managers' interest with stockholder interest by creating a direct link between compensation and stockholder return; (2) assure that Senior Managers maintain a significant long-term interest in the Company's success; and (3) help retain Senior Managers in a competitive market. Option grants are made from time to time to Senior Managers whose contributions have or will have a significant impact on the Company's long-term performance. The Company's determination of whether option grants are appropriate each year is based upon individual and/or Company performance measures established for each individual, including the Company's Chief Executive Officer. Generally, options vest in equal annual installments over a period of three years and expire ten years from the date of grant.

Richard Darman
Christian Callsen
Russell Taskey

                            EXECUTIVE COMPENSATION

Summary of Executive Compensation

  The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the two other most highly compensated executive officers of the Company who were serving as such at the end of fiscal 1999 (the "named executive officers") for services rendered to the Company in all capacities during the last three fiscal years ended December 25, 1999. No other executive officer of the Company received compensation exceeding $100,000 for the fiscal year ended December 25, 1999.

                          Summary Compensation Table

                                                              Long Term
                                                             Compensation
                                     Annual Compensation        Awards
                                 --------------------------- ------------
                                                              Securities
Name and Principal        Fiscal                              Underlying      All Other
Position                   Year  Salary($) Bonus($) Other($)  Options(#)  Compensation($)(1)
------------------        ------ --------- -------- -------- ------------ ------------------
William T. Sullivan (2).   1999   245,000     -0-     -0-       50,000          10,200
 President and Chief       1998   216,731     -0-     -0-      325,000           9,221
 Executive Officer
Craig H. Risk (3).......   1999   150,000     -0-     -0-       20,000           8,400
 Executive Vice            1998   136,634   4,000     -0-       15,000           8,069
 President, New Business   1997     4,462     -0-     -0-      100,000             -0-
 Development
James W. Norton (4).....   1999   165,000     -0-     -0-       25,000          12,500
 Executive Vice            1998    52,308   7,500     -0-      114,999          12,698
 President, Finance and
 Chief Financial Officer

--------
(1) Represents the cost to the Company of matching contributions under the Company's 401(k) Plan, the dollar value of premiums paid by the Company with respect to term life insurance for all named executive officers, car allowances and relocation expenses.
(2) Mr. Sullivan became an executive officer of the Company and was named President and Chief Executive Officer effective January 26, 1998. Mr. Sullivan receives an annual salary of $245,000.
(3) Mr. Risk became an executive officer and Vice President of Operations of the Company effective December 1997. Mr. Risk resigned his position as Executive Vice President, New Business Development on March 17, 2000.
(4) Mr. Norton became an executive officer and Executive Vice President, Finance and Chief Financial Officer, of the Company effective August 17, 1998. Mr. Norton receives an annual salary of $171,500.

Option Grants in Last Fiscal Year

  The following table sets forth information regarding each stock option granted during fiscal year 1999 to each of the named executive officers. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

                     Option/SAR Grants in Last Fiscal Year

                                        Individual Grants
                         ------------------------------------------------
                                                                             Potential
                                                                          Realizable Value
                                                                             at Assumed
                         Number of                                        Annual Rates of
                         Securities    % of Total                           Stock Price
                         Underlying  Options Granted                      Appreciation for
                          Options     to Employees   Exercise               Option Term
                          Granted       in Fiscal      Price   Expiration ----------------
Name                       (#)(1)        Year(2)     ($/share)    Date      5%       10%
----                     ----------  --------------- --------- ---------- ------- --------
William T. Sullivan.....   50,000(3)      17.3%        $2.03    12/9/09   $63,833 $161,765
James W. Norton.........   25,000(3)       8.7%        $2.03    12/9/09   $31,916 $ 80,882
Craig H. Risk...........   20,000(3)       7.0%        $2.03    12/9/09   $25,533 $ 64,706

--------
(1) The options were granted pursuant to the Company's Stock Option Plan at an exercise price equal to or greater than the fair market value on the date of grant.
(2) The Company granted options representing 289,000 shares of Common Stock in fiscal year 1999.
(3) These options vest annually in three equal installments commencing one year from the date of grant.

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

  None of the named executive officers exercised stock options during fiscal year 1999. The following table includes the number of shares covered by both exercisable and unexercisable stock options as of December 25, 1999 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                              Number of
                                                        Securities Underlying       Value of Unexercised
                                                       Unexercised Options at       In-the-money Options
                             Shares                      Fiscal Year-End (#)       at Fiscal Year-End ($)
                            Acquired        Value     ------------------------- -----------------------------
Name                     on Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable (1)
----                     --------------- ------------ ----------- ------------- ----------- -----------------
William T. Sullivan.....       --            --         208,333      166,667        -0-            -0-
Craig H. Risk...........       --            --          71,666       63,334        -0-            -0-
James W. Norton.........       --            --          38,333      101,666        -0-            -0-

--------
(1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $2.12, the closing sale price per share of the Company's Common Stock as reported on NASDAQ on December 25, 1999.

                               PERFORMANCE GRAPH

  The graph below compares the performance of Sight Resource Corporation with that of the NASDAQ Stock Market Total Return Index, the NASDAQ Health Service Stock Return Index and the NASDAQ Retail Trade Stock Return Index. The comparison of total return on investment (change in period end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on December 31, 1993 in each of Sight Resource Corporation, the NASDAQ Stock Market, the NASDAQ Health Service Group and the NASDAQ Retail Trade Group with investment weighted on the basis of market capitalization. The graph lines merely connect quarter-end dates and do not reflect fluctuations between those dates.



                             [GRAPH APPEARS HERE]

                  12/94  3/95   9/95   12/95   3/96   9/96   12/96   3/97   9/97   12/97   3/98   6/98   12/98   3/99   6/99   12/99
Sight Resource
 Corporation      100    132    175    215    165     128      91      78    109     75     80     72     42     46      85     42

NASDAQ Stock
 Market           100    109    140    141    148     166     174     164    227    213    249    256    300    336     367    542

NASDAQ Health
 Service Stocks   100    110    109    127    132     143     127     118    144    129    141    128    109     98     122     90

NASDAQ Retail
 Trade Stocks     100     99    117    110    124     140     131     125    160    154    185    189    188    187     193    182

Employment Agreements, Termination Of Employment And Change Of Control Arrangements

  The Company has entered into employment agreements with Messrs. Sullivan, McLendon, Blinn, Norton and Risk. The terms of the agreement with Mr. Sullivan provide that he will serve as President and Chief Executive Officer until January 26, 2001 and receive an annual salary of $245,000, subject to increase from time to time by the Board of Directors. The terms of the agreement with Mr. McLendon provide that he will receive biweekly payments of $3,500 through February 25, 2000. The terms of the agreement with Mr. Blinn provide that he will receive biweekly payments of $3,750 through April 28, 2000. The terms of the agreement with Mr. Norton provide that he will serve as Vice President of Finance and Chief Financial Officer of the Company at an annual salary of $171,500. Mr. Risk resigned his position as Executive Vice President, New Business Development effective March 17, 2000. Mr. Sullivan is also eligible to receive a discretionary annual bonus not to exceed 50% of his yearly base salary payable annually based upon profitability of the Company. Mr. Norton is also eligible to receive a discretionary annual bonus not to exceed 35% of his yearly base salary payable annually based upon profitability of the Company. Mr. Sullivan's agreement was amended on December 4, 1998. The amendment provides for payment of base salary and health insurance for a period of two years in the event that Mr. Sullivan's employment is (i) terminated without cause, (ii) not renewed by the Company, or (iii) terminated by a breach of contract by the Company. The amendment also provides for payment of two years salary upon certain changes of control of the Company. Changes of control which may trigger payment are (i) a person's becoming the beneficial owner of 25% or more of the outstanding Common Stock of the Company, (ii) if, ten days following a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person of 25% or more of the outstanding Common Stock of the Company, such person has not discontinued or rescinded the tender offer or exchange offer, (iii) if, during any consecutive twelve month period beginning on or after the date on which the amendment was executed individuals who at the beginning of such period were directors of the Company cease to constitute at least a majority of the Board of Directors of the Company, or (iv) a merger, consolidation, liquidation or sale of substantially all of the Company's assets. The agreement for Mr. Norton provides for a payment of one year's salary in the event employment is terminated upon certain changes of control of the Company. Changes of control which may trigger a payment of one year's salary are (i) a person's becoming the beneficial owner of 25% or more of the outstanding Common Stock of the Company, (ii) if, ten days following a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person of 25% or more of the outstanding Common
Stock of the Company, such person has not discontinued or rescinded the tender offer or exchange offer, or (iii) a merger, consolidation, liquidation or sale of substantially all of the Company's assets. In the event that Mr. Norton's employment is terminated without cause or in certain other circumstances, he is entitled to one year's base salary and the cost of one year's health benefits as severance. In addition, following a Change of Control of the Company, all unvested stock options held by Mr. Sullivan and Mr. Norton will accelerate automatically.

                         COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "SEC"). Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during fiscal 1999. To the knowledge of the Company, all of these filing requirements were satisfied during fiscal 1999. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and its 10% holders and copies of the reports that they have filed with the SEC.

                             CERTAIN TRANSACTIONS

  On November 25, 1997, the Company closed upon the sale of an aggregate of 1,452,119 shares of Series B Convertible Preferred Stock (the "Preferred Stock"), and Class I and Class II Warrants to Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., Carlyle U.S. Venture Partners, L.P. and Carlyle Venture Coinvestment, L.L.C. (collectively, the "Purchasers") for a net purchase price of $4,582,000. The Preferred Stock was purchased at a price lower than market value, and as a result, the difference of $1,953,000 was accounted for by the Company as a dividend to the holders of the Preferred Stock. Each share of Preferred Stock is convertible into one share of Common Stock, subject to adjustment, at the Purchasers' option at any time and at the Company's option if the price per share of Common Stock during any period of thirty consecutive trading days equals or exceeds $7.00 at any time during the first three years or $9.00 at any time thereafter. The holders of the Preferred Stock have the right to appoint two directors to the Company's Board of Directors. The Purchasers have appointed Richard G. Darman, a Partner of The Carlyle Group, and J. Mitchell Reese, the Managing Director-Venture of The Carlyle Group, as their initial appointees to the Company's Board of Directors. The Class I (Mirror) Warrants entitle the Purchasers to purchase an amount of shares of the Company's Common Stock equal to an aggregate of up to 19.9% of the shares of Common Stock purchasable under the Company's outstanding warrants and options on the same terms and conditions of existing warrant and option holders. The Purchasers are obligated to exercise the Class I Warrants at the same time the options and warrants of existing holders are exercised, subject to certain limitations. The Class II Warrants entitle the Purchasers to purchase an aggregate of 290,424 shares of the Company's Common Stock at an exercise price of $7.00 per share for a term of five years. The Purchasers are entitled to "shelf" registration rights and "piggyback" registration rights with respect to the shares of Common Stock underlying the Preferred Stock, the Class I Warrants and the Class II Warrants. Upon a change of control of the Company, defined as
(i) a change in any person or group obtaining a majority of the securities ordinarily having the right to vote in an election of Directors; (ii) during any two year period, the individuals who at the beginning of the period constituted the Company's Board of Directors no longer constitute a majority of the Board of Directors; (iii) any merger, consolidation, recapitalization, reorganization, dissolution or liquidation of the Company which results in the current stockholders no longer owning more than 50% of the voting securities of the Company; (iv) any sale, lease exchange or other transfer of all, or substantially all, of the assets of the Company; or (v) the adoption of a plan leading to the liquidation or dissolution of the Company, at the option of the Purchasers, the Company would be required to redeem the Preferred Stock at a price equal to 105% of the offering price, subject to certain adjustments, plus accrued and unpaid dividends.

  In connection with the exercise of stock options during fiscal 1997, Stephen
M. Blinn, the Company's Executive Vice President and a Director, issued a promissory note (the "Promissory Note") to the Company for $594,111. The Promissory Note is due on the earlier of September 2, 2007 or the date upon which Mr. Blinn receives the proceeds of the sale of not less than 20,000 of the shares acquired in connection with the exercise of the stock options. Interest accrues at the rate of 6.55%, compounding annually, and is payable on the earlier of the maturity date of the Promissory Note or upon certain defined Events of Default. Mr. Blinn may prepay all or any part of the Promissory Note without penalty or premium.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

  The Company's Certificate of Incorporation provides for a classified Board of Directors. The Board of Directors currently consists of nine members, classified into three classes as follows: first, Mr. Blinn, Mr. Darman and Mr. Clairmont constitute a class with a term which expires at the Annual Meeting (the "Class A directors"); second, Dr. Jacobson, Mr. Sullivan and Mr. Taskey constitute a class with a term ending in 2001 (the "Class B directors"); and third, Mr. McLendon, Mr. Reese and Mr. Callsen, constitute a class with a term ending in 2002 (the "Class C directors"). At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

  Pursuant to the Company's by-laws, the Board of Directors on March 1, 2000 voted (i) to fix the Board of Directors at nine members and (ii) to nominate Mr. Blinn and Mr. Schwarz for election at the Meeting for a term of three years to serve until the Annual Meeting of Stockholders in the year 2003, and until their respective successors are elected and qualified. The Class B directors (Mr. Sullivan and Mr. Taskey) and the Class C directors (Mr. McLendon and Mr. Callsen) will serve until the Annual Meetings of Stockholders to be held in 2001 and 2002, respectively, and until their respective successors have been elected and qualified. The Board of Directors will consist of six members, effective May 25, 2000.

  Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

  A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

  THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. BLINN AND MR. SCHWARZ AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL 2
              AMENDMENT OF THE COMPANY'S 1992 EMPLOYEE, DIRECTOR
                       AND CONSULTANT STOCK OPTION PLAN

General

  The Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Stock Option Plan") was approved by the Company's Board of Directors on November 30, 1992 and by the Company's Stockholders on February 4, 1993. A total of 170,000 shares of Common Stock were initially reserved for issuance under the Stock Option Plan. By the terms of the Stock Option Plan, the Stock Option Plan may be amended by the Board of Directors or the Compensation Committee of the Board of Directors (the "Compensation Committee"), provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422 or requires Stockholder approval in order to ensure the qualification of the Stock Option Plan under Rule 16b-3 under the Securities Exchange Act of 1934, is subject to obtaining such Stockholder approval.

  On May 18, 1993, October 1, 1993, March 4, 1994, March 5, 1996 and February 16, 1999 the Compensation Committee voted to approve amendments to the Stock Option Plan to increase by 155,000, 175,000, 500,000, 500,000 and 350,000 shares, respectively, the aggregate number of shares of Common Stock for which stock options may be granted under the Stock Option Plan. On December 9, 1999, the Board of Directors voted to approve a further amendment to the Stock Option Plan to increase by an additional 50,000 shares to 400,000 the maximum number of shares of Common Stock for which stock options may be granted to any Participant in any consecutive three year period under the Stock Option Plan.

  This amendment is being submitted for Stockholder approval at the Meeting to ensure continued qualification of the Stock Option Plan under Rule 16b-3 under the Securities Exchange Act of 1934. The Board believes that the increase in the maximum number of shares for which stock options may be granted to any Participant in any consecutive three year period under the Stock Option Plan is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the Stock Option Plan.

Material Features Of The Stock Option Plan

  Options granted under the Stock Option Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) options that are not incentive stock options ("non-qualified stock options"). Incentive stock options may be granted under the Stock Option Plan to officers and other employees of the Company and its affiliates (approximately 675 persons). Non-qualified stock options may be granted to directors, employees, officers or consultants of the Company and its affiliates (approximately 750 persons). The Stock Option Plan currently provides for a grant to each non-employee director immediately following each Annual Meeting of shareholders of a non-qualified stock option to purchase 5,000 shares of Common Stock provided that on such date such director has been in the continued and uninterrupted services of the Company as a director for a period of at least one year. Each such grant shall have an exercise price equal to the fair market value of the Common Stock on the date of grant and shall vest in equal annual installments over two years. See "Compensation of Directors."

  The Stock Option Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Stock Option Plan, the Compensation Committee has the authority to administer the provisions of the Stock Option Plan, to determine the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted.

  The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company by an employee or officer may not exceed $100,000. Incentive stock options granted under the Stock Option Plan may not be granted at a price less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of employees or officers holding 10% or more of the voting stock of the Company). Non-qualified stock options granted under the Stock Option Plan may not be granted at an exercise price less than 50% of the fair market value of a share of Common Stock on the date of grant. Incentive stock options granted under the Stock Option Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee or officer holding 10% or more of the voting stock of the Company.

  An option granted under the Stock Option Plan is exercisable, during the optionholders lifetime, only by the optionholder and is not transferable by him except by will or by the laws of descent and distribution. An option granted to an individual who is subject to Section 16 of the Securities Exchange Act of 1934 is not exercisable within six months after the date of grant. An incentive stock option granted under the Stock Option Plan may, at the Board of Director's discretion, be exercisable after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Stock Option Plan) to the extent exercisable on the date of such termination, for up to 90 days following such termination, provided that such incentive stock option has not expired on the date of such exercise. In granting any non-qualified stock option, the Board of Directors may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Board of Directors may specify. In the event of the optionholder's death, both incentive stock options and non-qualified stock options may be exercised, to the extent exercisable on the date of death, by the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death.

  As of March 31, 2000, options to purchase an aggregate of 1,624,327 shares had been granted under the Stock Option Plan, of which options to purchase 797,482 shares were exercisable. As of March 31, 2000, 163,332 options had been exercised by Directors or executive officers of the Company. On March 31, 2000, the closing sale price per share of the Company's Common Stock was $1.60, as reported on NASDAQ.

  Certain options granted pursuant to the Stock Option Plan to Mr. Norton, Mr. Sullivan and Mr. Blinn, a former officer, may be subject to immediate vesting upon the event of a change in control of the Company, as defined in their option agreements with the Company. Changes in control triggering immediate vesting of options may include (i) a person's becoming the beneficial owner of 25% or more of the outstanding Common Stock of the Company, or (ii) the merger, consolidation, liquidation or sale of substantially all of the Company's assets. Currently, [460,000] options granted under the Stock Option Plan are subject to a change of control provision.

Federal Income Tax Considerations

  The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the Stock Option
Plan:

  Incentive Stock Options. An incentive stock option does not result in taxable income to the option holder or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of granting of the option nor within one year after the date of issuance of shares to the individual (the "ISO holding period"). However, the difference between the fair market value of the stock on the date of exercise and the option price therefor will be an item of tax preference included in "alternative minimum taxable income." Upon disposition of the stock after the ISO holding period, the optionee will generally recognize long-term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the stock. If the stock is disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of disposition, equal to the excess of the fair market value of the stock on the date of exercise of the option over the option price. Any additional gains realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the stock on the date of exercise, the amount of compensation income will be limited in the excess of the amount realized over the optionee's adjusted basis in the stock.

  Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee, or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and the individual's basis for determining gain or loss will be the sum of the option price paid for the stock plus the amount of compensation income recognized on exercise of the option.

  The affirmative vote of a majority of the votes present or represented and entitled to vote at the Meeting is required to approve the amendment to the Stock Option Plan which increase the aggregate number of shares of Common Stock available under the Stock Option Plan.

  THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE STOCK OPTION PLAN TO INCREASE BY 50,000 SHARES, THE MAXIMUM NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED TO ANY PARTICIPANT IN ANY CONSECUTIVE THREE YEAR PERIOD UNDER THE STOCK OPTION PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL 3
                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Audit Committee has recommended and the Board of Directors has approved the appointment of KPMG, LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 30, 2000. The Company expects that representatives of KPMG, LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS RATIFY THE APPOINTMENT OF KPMG, LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 30, 2000 AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

  The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

  In order to be included in Proxy material for the 2001 Annual Meeting, stockholder proposals must be received by the Company on or before December 18, 2000. For stockholder proposals which are not to be included in proxy materials for the 2001 Annual Meeting, in order for a stockholder to nominate a person or persons for election to the Board of Directors or to properly bring other business before an annual meeting of stockholders, notice of such business proposal or of such nomination must be delivered to the Secretary of the Company not earlier than February 1, 2001 and not later than March 3, 2001. Stockholder proposals must be received, marked for the attention of:
Secretary, Sight Resource Corporation, 100 Jeffrey Avenue, Holliston, Massachusetts 01746.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By order of the Board of Directors:

                                          /s/ WILLIAM T. SULLIVAN

                                          WILLIAM T. SULLIVAN
                                          President and Chief Executive
                                          Officer

April 17, 2000

                          SIGHT RESOURCE CORPORATION

THIS PROXY IS BEING SOLICITED BY SIGHT RESOURCE CORPORATION'S BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 17, 2000, in connection with the Annual Meeting to be held at 8:30 a.m. on Thursday, May 25, 2000, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 38th floor, One Financial Center, Boston, Massachusetts and hereby appoints William T. Sullivan and James W. Norton, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Sight Resource Corporation registered in the name provided herein which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

ELECTION OF DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE)

Nominees:       Stephen M. Blinn    Ryan M. Schwarz

SEE REVERSE SIDE FOR OTHER PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

                                                              (SEE REVERSE SIDE)
                                                              ------------------

                                      [X]  Please mark votes as in this example.

     The Board of Directors recommends a vote FOR Proposals 1 through 3.

     1.  ELECTION OF DIRECTORS (SEE REVERSE).     FOR  [_]    WITHHELD  [_]

             _____________________________________________________

                 [_]  For all nominees except as noted above.

     2. Proposal to increase by 50,000 shares the maximum number of shares of Common Stock for which stock options may be granted to any Participant in any consecutive three-year period under Sight Resource Corporation's 1992 Employee, Director and Consultant Stock Plan, as amended.

     [_]  FOR           [_]  AGAINST         [_]  ABSTAIN

     3. Proposal to Ratify the Appointment of KPMG LLP as Sight Resource Corporation's independent public accountants for the fiscal year ending December 30, 2000.

     [_]  FOR           [_]  AGAINST         [_]  ABSTAIN

                        PLEASE SIGN EXACTLY AS NAME(S) APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                        Signature:___________________________  DATE____________


                        Signature:___________________________  DATE ___________